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                                                                    Exhibit 99.3
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                          Commercial Capital Bancorp,

                        (CCBI - Nasdaq National Market)




                                 March 5, 2003

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                                 Regulation FD

This presentation may include forward-looking statements (related to each company's plans, beliefs and goals), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; and changes in the securities markets. CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

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                        Financial Institutional Partners
                         Mortgage Corporation ("FIPMC")-

                       Mortgage Banking Subsidiary of CCBI

..    FIPMC is the 4th largest lender for multi-family in California (source
     DataQuick Dec 31, 2002)

..    $749 million in originations for 2002

..    Originate Multi-family and Commercial Real Estate Loans

..    7 offices located throughout California

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                        Financial Institutional Partners
                              Mortgage Corporation

                               FIPMC Originations

                                    [CHART]

                   3/01    6/01    9/01    12/01    3/02   6/02   9/02    12/02
                   ----    ----    ----    -----    ----   ----   ----    -----
millions            81      120     145     137      185    179    185      199


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                        Financial Institutional Partners
                              Mortgage Corporation


                    FIPMC Originations by Average LTV & DCR

                                     [CHART]

                        3/01   6/01   9/01   12/01   3/02   6/02   9/02   12/02
                        ----   ----   ----   -----   ----   ----   ----   -----
Loan to Value           70.6%  70.0%  68.9%  69.1%   70.4%  68.4%  68.5%  69.7%
Debt Coverage Ratio     1.29   1.29   1.33   1.30    1.31   1.33   1.30   1.31


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                        Financial Institutional Partners
                              Mortgage Corporation


                             FIPMC Loan Composition

                             In-House Originations
                                Year Ended 12/02

                                  [PIE CHART]

                  Multi-Family Residential        91.8%
                  Commercial Real Estate           8.2%


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                                 Market Outlook

..    Continued strong performance for multi-family & retail

..    Flat performance for other commercial real estate product types

..    More buyers than sellers for investment property as equity market continues to show lackluster performance

..    Financing rates at historic lows for all product types

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                                    Cautions

..    Cap rates for properties continuing to fall across all property types

..    Supply and demand imbalance (too many buyers)

..    Rising interest rates could cause defaults

..    Significant competition from lenders could loosen standards

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                    [LOGO] FINANCIAL INSTITUTIONAL PARTNERS
                           MORTGAGE CORPORATION

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